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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2002



                         CarrAmerica Realty Corporation
             (Exact name of registrant as specified in its charter)



            Maryland                    1-11706              52-1796339
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)      Identification Number)


                         CarrAmerica Realty, L.P.
          (Exact name of registrant as specified in its charter)



             Delaware                  000-22741             52-1976308
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)        Identification Number)


     1850 K Street, NW, Suite 500
            Washington, DC                                      20006
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 729-7500

                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events

        On November 15, 2002, CarrAmerica Realty Corporation (the "Company") and CarrAmerica Realty, L.P. (the "Partnership") entered into a Terms Agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., which incorporates by reference that certain Underwriting Agreement, dated January 8, 2002, by and between the Company and J.P. Morgan Securities Inc., in its entirety, in connection with a proposed public offering of $50,000,000 of its 5.261% Senior Notes due 2007, which are guaranteed as to payment of principal, premium, if any, and interest by the Partnership. The notes mature on November 30, 2007, with interest payable semiannually on May 30 and November 30 of each year outstanding beginning May 30, 2003. The Company may redeem the notes at any time. The closing of the offering is expected to occur on November 20, 2002. Copies of the Underwriting Agreement and the Terms Agreement are filed as exhibits to this report.

Item 7. Exhibits

        The following exhibits are filed as part of this report:

1.1* Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J. P. Morgan Securities Inc.

1.2 Terms Agreement, dated as of November 15, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

4.1* Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

4.2     Form of 5.261% Senior Note Due 2007

4.3     Guarantee by CarrAmerica Realty, L.P. dated as of November 20, 2002

5.1     Opinion of Hogan & Hartson L.L.P. regarding legality of securities

8.1     Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

12.1    Statement re: Computation of Ratios

23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

                                      -2-

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25.1*    Statement of Eligibility of Trustee on Form T-1
_______
* Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated January 8, 2002, and filed on January 11, 2002.

                                      -3-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CarrAmerica Realty Corporation

Date:  November 20, 2002                By:  /s/ Thomas A. Carr
                                           ------------------------------------
                                           Name:   Thomas A. Carr
                                           Title:  Chief Executive Officer

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CarrAmerica Realty, L.p.

Date:  November 20, 2002             By: CarrAmerica Realty Gp Holdings, Inc.
                                     General Partner


                                     By:  /s/ Thomas A. Carr
                                        -------------------------------------
                                        Name:  Thomas A. Carr
                                        Title: Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

    Exhibit                         Document
    -------                         --------

     1.1* Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J. P. Morgan Securities Inc.

     1.2 Terms Agreement, dated as of November 15, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

     4.1* Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

     4.2      Form of 5.261% Senior Note Due 2007

     4.3      Guarantee by CarrAmerica Realty, L.P. dated as of
              November 20, 2002

     5.1      Opinion of Hogan & Hartson L.L.P. regarding legality of securities

     8.1      Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

    12.1      Statement re: Computation of Ratios

    23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

    23.2 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

    25.1*     Statement of Eligibility of Trustee on Form T-1

_________
      * Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated January 8, 2002, and filed on January 11, 2002.